ENTERPRISE


ADVANTUS ENTERPRISE FUND, INC.

ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2000


                                                     [LOGO]
                                                   ADVANTUS-TM-
                                                 FAMILY OF FUNDS

[EQUITY GRAPHIC]

ADVANTUS ENTERPRISE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           9

STATEMENT OF OPERATIONS                      10

STATEMENTS OF CHANGES IN NET ASSETS          11

NOTES TO FINANCIAL STATEMENTS                12

INDEPENDENTS AUDITORS' REPORT                17

FEDERAL INCOME TAX INFORMATION               18

SHAREHOLDER VOTING RESULTS                   19

SHAREHOLDER SERVICES                         20

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

All signs point to a soft landing in progress while the U.S. economy continues to slow. The pressure on the Federal Reserve to further increase short-term rates has diminished considerably. The Fed's earlier series of tightenings appears to have successfully curbed the country's run-away growth. Inflation remains in check; all in all, we continue to have a healthy backdrop for our country's capital markets.

In the stock market, companies such as Intel and new economy leaders have seen some dramatic corrections this quarter. This was a sideways correction for many, downward for companies that disappointed investors. Value, real estate, and small stocks' relative performance has improved this quarter. The market has broadened, demonstrating that investors have acquired an increased appetite for stocks other than large cap growth. We anticipate that the stock market will remain volatile throughout the year and into next year. Equity investors should adjust their expectations and not expect double-digit returns as the norm. We expect positive returns for equities for the next 12 to 18 months, with above average earnings growth.

Within the fixed income universe, corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance this year. Mortgage-backed securities were the top performer for the year followed by the government sector. We believe that upcoming quarters will be a favorable environment for bonds.

We are continually watchful of economic and political events and circumstances that would likely affect our new President. Significant political unrest, military buildups, and violence in other countries may test the President-elect's mettle. A strong Administration increases the odds that our peace dividend will continue.

We advise investors to consider adding fixed income, value stocks and an international component to their portfolio. As we've said before, we advise you to stay well diversified and avoid big bets when the market environment is uncertain.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS ENTERPRISE FUND
PERFORMANCE UPDATE

[PHOTO]                           [PHOTO]
STEPHEN J. LURITO
SAMMY OH
CREDIT SUISSE ASSET MANAGEMENT
The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks issued by small capitalization companies (i.e., companies where market capitalization is within the range of companies in the Russell 2000 Growth Index at the time of purchase. In selecting equity securities, the Fund invests in companies that the investment sub-adviser believes are either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE OVERVIEW

  The performance of the Advantus Enterprise Fund for the year ended September 30, 2000 was as follows for the three classes of shares currently outstanding:

CLASS A..........................  42.65 PERCENT*
CLASS B..........................  41.43 PERCENT*
CLASS C..........................  41.46 PERCENT*

The Fund's benchmark, the Russell 2000 Growth Index** returned 29.67 percent for the same period.

PERFORMANCE ANALYSIS

The fourth quarter of 1999 and the first quarter of 2000 were strong for small company growth stocks, with the group's technology and communications shares displaying particular strength. The group outperformed large-cap stocks by a healthy margin, supported by optimism regarding smaller companies' earnings prospects and by investors' dissipating worries over the Y2K computer bug and attendant risk factors.

The group's solid showing was supported by optimism over small companies' profit outlook and by continued improvement in the global economy, which aided riskier asset classes generally. These stocks were, however, volatile, particularly in March, reflecting ongoing interest-rate uncertainties and concerns over valuations on certain high-flying Internet-related stocks.

PERFORMANCE ANALYSIS
MARKET ANALYSIS

Performance during this period was driven by the rally in small-cap stocks and by timely stock selection, with its technology and communications holdings displaying particular strength. Portfolios also saw good performance from individual holdings representing a range of sectors, for example, specific energy and health-care stocks.

In the period from April through June of this year, however, small-capitalization stocks declined sharply. The group's retreat largely reflected inflation and interest-rate worries. Despite a series of rate increases by the Federal Reserve over the past year, the economy remained strong, leaving the door open to further monetary "tightening." The uncertainty particularly hampered technology stocks, whose valuations compared to those on non-technology stocks, had become quite lofty.

During this period we made few noteworthy changes to the portfolio in terms of sector/industry allocation. We maintained a primary emphasis on technology companies (broadly defined, these accounted for nearly half of the portfolio's assets at the close of the period), reflecting the considerable opportunity in this sector. However, there were some adjustments worthy of mention. We pared our exposure to the computer and communications sectors, and raised our weighting in the electronics area, where we generally saw better value.

Small capitalization stocks also struggled in the third quarter of this year, hampered by the growing profit uncertainties that restrained stocks broadly. While fears of rising interest rates - a factor behind small caps' second quarter weakness - subsided, evidence of a slowing economy began to weigh on the market. Adding to the pressure was an upward spike in oil prices and a declining euro (though the latter was more of a concern for globally oriented large-cap companies). As in the large-cap area, technology and communications stocks led the decline. Certain "defensive" sectors, such as health care, performed well, as did value-type stocks generally.

Despite the recent weakness in small caps, and the potential for choppy waters over the near term, we have a positive longer-term outlook on the group. We remain of the view that these stocks - and the group's growth-oriented names in particular - will benefit in due course from a historically supportive combination of benign inflation, relatively stable interest rates and modest economic growth. In addition, small-cap stocks currently trade at compelling valuations vs. those on larger-cap stocks, which should only add to their appeal from a risk-reward perspective. Our focus, as always, will remain on companies we deem to have the brightest growth prospects.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 2000 Growth Index contains those stocks from the Russell 2000 with a greater than average growth orientation. The Russell 2000 is the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN ADVANTUS ENTERPRISE FUND,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 2000.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class A:
                                               One year  34.90%
                                              Five year  10.21%
                              Since inception (9/16/94)  12.72%
Class B:
                                               One year  36.43%
                                              Five year  10.30%
                              Since inception (9/16/94)  12.78%

(THOUSANDS)
                                        RUSSELL 2000
             CLASS A  CLASS B    CPI    GROWTH INDEX
9/16/94      $10,000  $10,000  $10,000       $10,000
9/30/94       $9,371   $9,910  $10,054       $10,042
9/30/95      $11,983  $12,107  $10,275       $12,616
9/30/96      $13,979  $14,173  $10,584       $14,391
9/30/97      $15,780  $16,000  $10,818       $17,737
9/30/98      $11,235  $11,315  $10,973       $13,331
9/30/99      $14,450  $14,477  $11,261       $17,683
9/30/00      $20,613  $20,687  $11,643       $22,928

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class C:
                                              One year  41.46%
                                             Five year  10.49%
                              Since inception (3/1/95)  13.03%

(THOUSANDS)
                               RUSSELL 2000
             CLASS C    CPI    GROWTH INDEX
3/01/95      $10,000  $10,000       $10,000
9/30/95      $12,038  $10,146       $12,563
9/30/96      $13,913  $10,450       $14,331
9/30/97      $15,568  $10,682       $17,662
9/30/98      $10,992  $10,834       $13,276
9/30/99      $14,012  $11,119       $17,610
9/30/00      $19,821  $11,497       $22,832

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                         MARKET     % OF STOCK
COMPANY                                       SHARES      VALUE      PORTFOLIO
-------                                      --------  -----------  -----------
Universal Health Services, Inc.............   22,310   $ 1,910,294        3.0%
Global Marine, Inc.........................   55,364     1,709,363        2.6%
Province Healthcare Company................   40,167     1,604,170        2.5%
Oxford Health Plans........................   52,136     1,602,368        2.5%
Seacor Smit, Inc...........................   32,550     1,517,644        2.3%
Stone Energy Corporation...................   25,689     1,412,895        2.2%
APW, Ltd...................................   27,100     1,321,125        2.0%
Smith International, Inc...................   15,508     1,264,871        2.0%
Precision Drilling Corporation.............   34,600     1,232,625        1.9%
Advance Paradigm, Inc......................   29,000     1,223,437        1.9%
                                                       -----------  ---------
                                                       $14,798,792       22.9%
                                                       ===========  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   2.3%
Health Care                        22.4%
Communication Services              3.8%
Capital Goods                       0.5%
Financial                           3.9%
Consumer Staples                    1.6%
Energy                             12.1%
Consumer Cyclical                   5.0%
Technology                         48.4%

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2000

(Percentages of each investment category relate to total net assets.)

                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                       ---------------
COMMON STOCK (97.7%)
  CAPITAL GOODS (.5%)
    Machinery (.5%)
 17,700   Asyst Technologies, Inc..........................    $   358,425
                                                               -----------
  COMMUNICATION SERVICES (3.8%)
    Telecommunication (2.7%)
 17,496   CTC Communications Group, Inc. (b)...............        354,294
 17,846   Polycom, Inc. (b)................................      1,195,124
 21,921   Viatel, Inc. (b).................................        224,690
                                                               -----------
                                                                 1,774,108
                                                               -----------
    Telephone (1.1%)
 18,600   Advanced Fibre Communication, Inc. (b)...........        704,475
                                                               -----------
  CONSUMER CYCLICAL (5.0%)
    Retail (2.2%)
 16,100   Ann Taylor Stores Corporation (b)................        618,844
 14,616   Marimba, Inc. (b)................................        178,589
 25,390   Valuevision International, Inc. (b)..............        637,924
                                                               -----------
                                                                 1,435,357
                                                               -----------
    Service (2.8%)
 30,598   Acxiom Corporation (b)...........................        971,486
 16,959   Getty Images, Inc. (b)...........................        516,190
 15,500   Mandalay Resort Group (b)........................        397,187
                                                               -----------
                                                                 1,884,863
                                                               -----------
  CONSUMER STAPLES (1.6%)
    Entertainment (1.6%)
 35,190   American Classic Voyages Company (b).............        514,654
 21,700   Championship Auto Racing Teams, Inc. (b).........        528,937
                                                               -----------
                                                                 1,043,591
                                                               -----------

                                                                 MARKET
SHARES                                                          VALUE(A)
------------------------------------------------------------------------
ENERGY (12.1%)
    Oil & Gas (12.1%)
 14,279   BJ Services Company (b)..........................    $   872,804
 55,364   Global Marine, Inc. (b)..........................      1,709,363
 34,600   Precision Drilling Corporation (b)(c)............      1,232,625
 32,550   Seacor Smit, Inc. (b)............................      1,517,644
 15,508   Smith International, Inc. (b)....................      1,264,871
 25,689   Stone Energy Corporation (b).....................      1,412,895
                                                               -----------
                                                                 8,010,202
                                                               -----------
  FINANCIAL (3.9%)
    Auto Finance (1.1%)
 24,700   AmeriCredit Corporation (b)......................        711,669
                                                               -----------
    Consumer Finance (.5%)
  5,900   Compucredit Corporation (b)......................        330,953
                                                               -----------
    Insurance (2.3%)
 29,500   Fidelity National Finance........................        730,125
 38,000   Mid Atlantic Medical Services, Inc. (b)..........        574,750
 10,000   Mutual Risk Management, Ltd. (c).................        219,375
                                                               -----------
                                                                 1,524,250
                                                               -----------
  HEALTH CARE (22.4%)
    Biotechnology (6.4%)
 10,500   Aclara Biosciences, Inc. (b).....................        318,937
    700   Aviron...........................................         40,819
  9,675   Gilead Sciences, Inc. (b)........................      1,061,227
  5,593   Idec Pharmaceuticals Corporation (b).............        980,785
    900   Intermune Pharmaceuticals, Inc...................         48,825
 15,121   Lynx Therapeutics, Inc. (b)......................        473,476
  7,717   Maxygen, Inc. (b)................................        400,319
  7,600   Medarex, Inc. (b)................................        891,575
                                                               -----------
                                                                 4,215,963
                                                               -----------

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                 MARKET
SHARES                                                          VALUE(A)
------------------------------------------------------------------------
HEALTH CARE--CONTINUED
    Drugs (2.6%)
 10,300   Alkermes, Inc. (b)...............................    $   397,837
 16,267   Medicis Pharmaceutical Corporation (b)...........      1,000,420
  1,351   Titan Pharmaceuticals, Inc.......................         87,815
  3,100   United Therapeutics Corporation (b)..............        270,862
                                                               -----------
                                                                 1,756,934
                                                               -----------
    Hospital Management (5.3%)
 40,167   Province Healthcare Company (b)..................      1,604,170
 22,310   Universal Health Services, Inc. (b)..............      1,910,294
                                                               -----------
                                                                 3,514,464
                                                               -----------
    Managed Care (5.6%)
 29,000   Advance Paradigm, Inc. (b).......................      1,223,437
 77,600   Caremark Rx, Inc. (b)............................        873,000
 52,136   Oxford Health Plans (b)..........................      1,602,368
                                                               -----------
                                                                 3,698,805
                                                               -----------
    Medical Products/Supplies (1.9%)
 17,500   Amerisource Health Corporation (b)...............        822,500
 10,872   Cytyc Corporation (b)............................        468,855
                                                               -----------
                                                                 1,291,355
                                                               -----------
    Special Services (.6%)
 20,300   Renal Care Group, Inc............................        378,087
                                                               -----------
  TECHNOLOGY (48.3%)
    Communications Equipment (11.6%)
 24,968   Adapative Broadband Corporation (b)..............        486,876
  6,150   Anaren Microwave, Inc. (b).......................        834,094
 22,548   Antec Corporation (b)............................        665,166
  9,795   AudioCodes, Ltd. (b)(c)..........................        833,799
 25,400   C-Cube Microsystems, Inc. (b)....................        520,700
                                                                 MARKET
SHARES                                                          VALUE(A)
------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
  9,000   Gilat Satellite Networks, Ltd. (b)(c)............    $   691,875
 19,571   Powerwave Technologies, Inc. (b).................        743,086
 14,800   Proxim, Inc. (b).................................        658,600
 24,259   Tekelec (b)......................................        797,515
 18,710   Transwitch Corporation (b).......................      1,192,762
 20,600   Westell Technologies, Inc. (b)...................        265,225
                                                               -----------
                                                                 7,689,698
                                                               -----------
    Computer Hardware (8%)
    600   Natural MicroSystems Corporation.................         32,278
  7,500   SanDisk Corporation (b)..........................        500,625
                                                               -----------
                                                                   532,903
                                                               -----------
    Computer Networking (1.7%)
 11,700   About.com, Inc. (b)..............................        378,787
 36,450   Radiant Systems, Inc. (b)........................        779,119
                                                               -----------
                                                                 1,157,906
                                                               -----------
    Computer Peripherals (5%)
 17,292   Interlink Electronics, Inc. (b)..................        335,033
                                                               -----------
    Computer Services & Software (12.2%)
 21,200   Advantage Learning Systems, Inc. (c).............        743,325
 26,260   Alpha Industries, Inc. (a).......................        962,606
 26,699   Backweb Technologies, Ltd. (a)(c)................        270,745
  7,820   Business Objects SA (b)(c).......................        884,149
  9,600   Clarent Corporation (b)..........................        378,000
  2,600   Informatica Corporation (b)......................        242,450
 12,542   IONA Technologies PLC (b)(c).....................        871,669
 10,521   Manugistics Group, Inc. (b)......................      1,032,373
 27,996   Peregrine Systems, Inc. (c)......................        530,174
  4,800   Puma Technology, Inc. (b)........................         97,500

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                 MARKET
SHARES                                                          VALUE(A)
------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
  9,440   QRS Corporation (b)..............................    $   142,190
 15,300   Remedy Corporation (b)...........................        288,788
 22,118   Sea Change International, Inc. (b)...............        738,188
 34,898   Sybase, Inc. (b).................................        802,654
 30,500   Unify Corporation (b)............................        118,188
                                                               -----------
                                                                 8,102,999
                                                               -----------
    Computer Systems (.5%)
  7,100   RSA Security, Inc. (b)...........................        306,188
                                                               -----------
    Data Processing (3.3%)
 12,852   Documentum, Inc. (b).............................      1,043,422
 23,244   Intranet Solutions, Inc. (b).....................      1,162,200
                                                               -----------
                                                                 2,205,622
                                                               -----------
    Electrical Equipment (2.7%)
  6,379   Cree, Inc. (a)...................................        741,559
 20,400   DSP Group, Inc. (b)..............................        762,450
 15,400   Titan Corporation (b)............................        254,100
                                                               -----------
                                                                 1,758,109
                                                               -----------
    Electrical Instruments (4.3%)
 27,100   APW, Ltd. (b)....................................      1,321,125
  5,800   Caliper Technologies Corporation (b).............        336,037
 12,200   Coherent, Inc. (b)...............................        829,600
                                                                 MARKET
SHARES                                                          VALUE(A)
------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
  8,500   MIPS Technologies, Inc. (b)......................    $   391,000
                                                               -----------
                                                                 2,877,763
                                                               -----------
    Semiconductor Equipment (5.9%)
 14,504   Cymer, Inc. (b)..................................        445,092
 15,511   DuPont Photomasks, Inc. (c)......................        911,271
 36,186   Gasonics International Corporation (b)...........        443,279
 13,000   MRV Communications, Inc. (b).....................        589,063
 17,034   Orbotech, Ltd. (b)(c)............................        931,547
 27,735   Photronics, Inc. (b).............................        604,970
                                                               -----------
                                                                 3,925,222
                                                               -----------
    Semiconductors (3.5%)
 29,329   Anadigics, Inc...................................        648,904
 14,400   Emcore Corporation (b)...........................        598,725
  4,400   Exar Corporation (b).............................        532,400
 12,800   SIPEX Corporation (b)............................        538,400
                                                               -----------
                                                                 2,318,429
                                                               -----------
    Service (1.3%)
 11,366   Bisys Group, Inc. (b)............................        878,734
                                                               -----------
Total common stock (cost: $60,148,974).....................     64,722,107
                                                               -----------

SHARES
------
SHORT-TERM SECURITIES (3.0%)
  1,974,723    Wells Fargo & Company Cash Investment Fund, current rate 6.230%......    1,974,723
                                                                                      -----------
               Total short-term securities (cost: $1,974,723).......................    1,974,723
                                                                                      -----------
               Total investments in securities (cost: $62,123,697) (d)..............  $66,696,831
                                                                                      ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 9.0% of net assets in foreign securities as of September 30, 2000.
(d) At September 30, 2000 the cost of securities for federal income tax purposes was $62,465,040. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $16,951,036
  Gross unrealized depreciation..........  (12,719,245)
                                           -----------
  Net unrealized appreciation............  $ 4,231,791
                                           ===========

                                                        ADVANTUS ENTERPRISE FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2000

                                    ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing
 (identified cost: $62,123,697)..................................  $66,696,831
Receivable for Fund shares sold..................................       13,559
Accrued interest receivable......................................       10,112
                                                                   -----------
    Total assets.................................................   66,720,502
                                                                   -----------
                                 LIABILITIES
Bank overdraft...................................................          107
Payable for investment securities purchased......................      452,853
Payable for Fund shares redeemed.................................        4,013
Payable to Adviser...............................................       10,688
Other payables...................................................          558
                                                                   -----------
    Total liabilities............................................      468,219
                                                                   -----------
Net assets applicable to outstanding capital stock...............  $66,252,283
                                                                   ===========
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2
  billion shares, Class B - 2 billion shares, Class C - 2 billion
  shares and 4 billion shares unallocated) of $.01 par value.....  $    32,187
  Additional paid-in capital.....................................   41,524,413
  Accumulated net realized gains from investments................   20,122,549
  Unrealized appreciation on investments.........................    4,573,134
                                                                   -----------
    Total - representing net assets applicable to outstanding
    capital stock................................................  $66,252,283
                                                                   ===========
Net assets applicable to outstanding Class A shares..............  $56,086,767
                                                                   ===========
Net assets applicable to outstanding Class B shares..............  $ 9,086,089
                                                                   ===========
Net assets applicable to outstanding Class C shares..............  $ 1,079,427
                                                                   ===========
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 2,700,838.........................  $     20.77
                                                                   ===========
  Class B - Shares outstanding 462,856...........................  $     19.63
                                                                   ===========
  Class C - Shares outstanding 55,011............................  $     19.62
                                                                   ===========

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

Investment income:
  Interest.......................................................   $   203,371
  Dividends......................................................        16,976
                                                                    -----------
      Total investment income....................................       220,347
                                                                    -----------
Expenses (note 4):
  Investment advisory fee........................................       499,093
  Rule 12b-1 - Class A...........................................       138,888
  Rule 12b-1 - Class B...........................................        90,784
  Rule 12b-1 - Class C...........................................        11,787
  Administrative services fee....................................        74,400
  Transfer agent and shareholder services fees...................        63,606
  Custodian fees.................................................        18,082
  Auditing and accounting services...............................        16,163
  Legal fees.....................................................        12,742
  Directors' fees................................................           737
  Registration fees..............................................        32,000
  Printing and shareholder reports...............................        60,642
  Insurance......................................................         3,634
  Other..........................................................         5,402
                                                                    -----------
      Total expenses.............................................     1,027,960
                                                                    -----------
  Less fees and expenses waived or absorbed by Distributor:
    Class A distribution fees....................................       (55,555)
    Other waived fees............................................       (59,225)
                                                                    -----------
      Total fees and expenses waived or absorbed.................      (114,780)
                                                                    -----------
      Total net expenses.........................................       913,180
                                                                    -----------
      Investment loss - net......................................      (692,833)
                                                                    -----------
  Realized and unrealized gains (losses) on investments:
    Net realized gains on investments (note 3)...................    27,497,733
    Net change in unrealized appreciation or depreciation on
     investments.................................................    (6,379,250)
                                                                    -----------
      Net gains on investments...................................    21,118,483
                                                                    -----------
  Net increase in net assets resulting from operations...........   $20,425,650
                                                                    ===========

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                                         2000           1999
                                                     ------------   ------------
Operations:
  Investment loss - net...........................   $   (692,833)  $   (508,486)
  Net realized gains on investments...............     27,497,733      1,037,408
  Net change in unrealized appreciation or
    depreciation on investments...................     (6,379,250)    10,468,429
                                                     ------------   ------------
      Increase in net assets resulting from
        operations................................     20,425,650     10,997,351
                                                     ------------   ------------
Capital share transactions: (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................     42,808,703     13,658,724
    Class B.......................................      2,184,969        965,495
    Class C.......................................        416,929        209,571
  Payments for redemption of shares:
    Class A.......................................    (44,233,607)   (14,679,306)
    Class B.......................................     (2,173,566)    (1,982,135)
    Class C.......................................       (488,009)      (385,371)
                                                     ------------   ------------
      Decrease in net assets from capital share
        transactions..............................     (1,484,581)    (2,213,022)
                                                     ------------   ------------
      Total increase in net assets................     18,941,069      8,784,329
  Net assets at beginning of year.................     47,311,214     38,526,885
                                                     ------------   ------------
  Net assets at end of year.......................   $ 66,252,283   $ 47,311,214
                                                     ============   ============

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

(1) ORGANIZATION

    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

                                                        ADVANTUS ENTERPRISE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    The Fund elected to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended September 30, 2000, reduced accumulated net realized gains for tax purposes by $4,810,234. On the statement of assets and liabilities, as a result of the Fund's election to utilize equalization debits and other permanent book-to-tax differences, a reclassification adjustment was made to decrease accumulated net investment loss by $692,833, decrease accumulated net realized gains by $5,503,058 and increase additional paid-in capital by $4,810,225.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $112,111,346 and $112,648,537, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .68 percent on the next $1 billion and .66 percent on net assets in excess of $2 billion. Prior to May 1, 2000, the fee was charged at an annual rate of .80 percent.

    Advantus Capital has a sub-advisory agreement with Credit Suisse Asset Management (Credit Suisse). The sub-advisory agreement provides that Advantus Capital shall pay Credit Suisse a monthly management fee which will vary depending on the total assets sub-advised by Credit Suisse for Advantus Capital, including assets of Enterprise Fund and of other mutual funds and private accounts. Total assets are measured each March 31, June 30, September 30, and December 31. Advantus Capital pays Credit Suisse from the advisory fee at a rate equal to .65 percent on the first $500 million in assets, .60 percent on the next $500 million in assets, .50 percent on the next $1 billion in assets and .45 percent on assets in excess of $2 billion.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays Rule 12b-1 fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving the portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays an administrative services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, legal and other administrative services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.38% of Class A average daily net assets, 2.23% of Class B average daily net assets and 2.23% of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the year ended September 30, 2000, Advantus Capital contractually agreed to absorb $59,225 in expenses that were otherwise payable by the Fund, in addition to the waived Class A 12b-1 fees described above.

    As of September 30, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,228,411 Class A shares which represents 82.5 percent of the total outstanding Class A shares.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $158,512.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $11,807.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the year ended September 30, 2000 and 1999 were as follows:

                                                  CLASS A                 CLASS B               CLASS C
                                          -----------------------   -------------------   -------------------
                                             2000         1999        2000       1999       2000       1999
                                          ----------   ----------   --------   --------   --------   --------
Sold....................................   2,133,665      949,425    104,910     73,948    20,405     15,871
Redeemed................................  (2,180,851)  (1,015,571)  (109,705)  (148,820)  (23,890)   (29,144)
                                          ----------   ----------   --------   --------   -------    -------
                                             (47,186)     (66,146)    (4,795)   (74,872)   (3,485)   (13,273)
                                          ==========   ==========   ========   ========   =======    =======

                                                        ADVANTUS ENTERPRISE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                               CLASS A
                                         ---------------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------------------
                                          2000       1999       1998       1997       1996
                                         -------    -------    -------    -------    -------
Net asset value, beginning of year.....  $ 14.56    $ 11.32    $ 15.90    $ 15.94    $ 14.08
                                         -------    -------    -------    -------    -------
Income from investment operations:
  Net investment loss..................     (.19)      (.14)      (.13)      (.04)      (.05)
  Net gains (losses) on securities
    (both realized and unrealized).....     6.40       3.38      (4.45)      1.74       2.34
                                         -------    -------    -------    -------    -------
    Total from investment operations...     6.21       3.24      (4.58)      1.70       2.29
                                         -------    -------    -------    -------    -------
Less distributions:
  Distributions from net realized
    gains..............................        -          -          -      (1.74)      (.43)
                                         -------    -------    -------    -------    -------
    Total distributions................        -          -          -      (1.74)      (.43)
                                         -------    -------    -------    -------    -------
Net asset value, end of year...........  $ 20.77    $ 14.56    $ 11.32    $ 15.90    $ 15.94
                                         =======    =======    =======    =======    =======
Total return (a).......................    42.65%     28.62%    (28.81)%    12.88%     16.66%
Net assets, end of year
  (in thousands).......................  $56,087    $40,009    $31,844    $44,102    $38,722
Ratio of expenses to average daily net
  assets (b)...........................     1.25%      1.33%      1.27%      1.28%      1.31%
Ratio of net investment income (loss)
  to average daily net assets (b)......     (.92)%     (.97)%     (.91)%     (.32)%     (.38)%
Portfolio turnover rate (excluding
  short-term securities)...............    181.5%      99.3%      71.1%      65.8%      80.2%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser and Distributor voluntarily waived $114,780, $44,303, $68,536, $74,325 and $68,785 in expenses for the years ended September 30, 2000, 1999, 1998, 1997 and 1996, respectively. If the Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.43%, 1.45%, 1.44%, 1.48% and 1.51%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.10)%, (1.09)%, (1.08)%, (.52)% and (.58)%, respectively.
     If the Class B shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 2.19% for Class B shares and 2.19% for Class C shares and the ratio of net investment income
     (loss) to average daily net assets would have been (1.86)% for Class B and (1.86)% for Class C shares for the year ended September 30, 2000.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                    CLASS B                                           CLASS C
                                 ----------------------------------------------    ----------------------------------------------
                                            YEAR ENDED SEPTEMBER 30,                          YEAR ENDED SEPTEMBER 30,
                                 ----------------------------------------------    ----------------------------------------------
                                  2000      1999      1998      1997      1996      2000      1999      1998      1997      1996
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, beginning of
  year.......................    $13.88    $10.88    $15.42    $15.64    $13.94    $13.87    $10.87    $15.41    $15.63    $13.94
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
  operations:
  Net investment loss........      (.35)     (.26)     (.24)     (.18)     (.12)     (.36)     (.27)     (.26)     (.23)     (.09)
  Net gains (losses) on
    securities (both realized
    and unrealized)..........      6.10      3.26     (4.30)     1.70      2.25      6.11      3.27     (4.28)     1.75      2.21
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    Total from investment
      operations.............      5.75      3.00     (4.54)     1.52      2.13      5.75      3.00     (4.54)     1.52      2.12
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions:
  Distributions from net
    realized gains...........         -         -         -     (1.74)     (.43)        -         -         -     (1.74)     (.43)
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    Total distributions......         -         -         -     (1.74)     (.43)        -         -         -     (1.74)     (.43)
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of
  year.......................    $19.63    $13.88    $10.88    $15.42    $15.64    $19.62    $13.87    $10.87    $15.41    $15.63
                                 ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total return (a).............     41.43%    27.57%   (29.44)%   11.89%    15.65%    41.46%    27.48%   (29.40)%   11.89%    15.58%
Net assets, end of year
  (in thousands).............    $9,086    $6,491    $5,903    $7,683    $4,871    $1,079    $  812    $  780    $1,133    $  807
Ratio of expenses to average
  daily net assets (b).......      2.10%     2.18%     2.14%     2.18%     2.20%     2.10%     2.18%     2.14%     2.18%     2.19%
Ratio of net investment
  income (loss) to average
  daily net assets (b).......     (1.77)%   (1.82)%   (1.77)%   (1.60)%   (1.25)%   (1.77)%   (1.82)%   (1.78)%   (1.75)%   (1.22)%
Portfolio turnover rate
  (excluding short-term
  securities)................     181.5%     99.3%     71.1%     65.8%     80.2%    181.5%     99.3%     71.1%     65.8%     80.2%

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Enterprise Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Enterprise Fund, Inc. (the Fund) as of September 30, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2000 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
November 10, 2000

ADVANTUS ENTERPRISE FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A, CLASS B AND CLASS C

CAPITAL GAINS DISTRIBUTIONS - TAXABLE AS LONG-TERM CAPITAL GAINS, 20% RATE.

Total long-term capital gain distributions were.............  $4,810,234

                                                        ADVANTUS ENTERPRISE FUND
                                                      SHAREHOLDER VOTING RESULTS

On April 17, 2000, a special meeting of shareholders of Advantus Enterprise Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                           VOTES     VOTES
DIRECTOR                                    FOR     WITHHELD
--------                                 ---------  --------
Charles E. Arner.......................  2,613,341    9,455
Ellen S. Berscheid.....................  2,613,494    9,302
Ralph D. Ebbott........................  2,613,551    9,245
Frederick P. Feuerherm.................  2,613,551    9,245
William N. Westhoff....................  2,613,551    9,245

(2) To approve the elimination or modification of the following investment policies for:

                                           VOTES      VOTES    VOTES
                                            FOR      AGAINST  WITHHELD
                                         ----------  -------  --------
A. Modify policy regarding borrowing
  and the issuance of senior
  securities...........................   2,449,993   5,773    11,866
B. Modify policy regarding
  concentration in a particular
  industry.............................   2,451,905   4,322    11,406
C. Modify policy regarding investments
  in real estate and commodities.......   2,452,213   4,057    11,363
D. Modify policy regarding lending.....   2,451,327   4,950    11,356
E. Eliminate policy restricting the
  pledging of assets...................   2,450,347   5,452    11,834
F. Eliminate policy restricting margin
  purchases and short sales............   2,449,372   6,570    11,691

(3) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement

                                           VOTES      VOTES    VOTES
                                            FOR      AGAINST  WITHHELD
                                         ----------  -------  --------
                                          2,450,558   5,190    11,884

(4) To approve a new sub-advisory agreement with Credit Suisse Asset Management, LLC, as described in the proxy statement.

                                           VOTES      VOTES    VOTES
                                            FOR      AGAINST  WITHHELD
                                         ----------  -------  --------
                                          2,451,325   3,950    12,358

(5) To ratify the selection of KPMG LLP as independent public accountants for the Fund.

                                           VOTES      VOTES    VOTES
                                            FOR      AGAINST  WITHHELD
                                         ----------  -------  --------
                                          2,608,859   1,685    12,252

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check

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
from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $11.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

FORWARDING SERVICE REQUESTED

F.48647 Rev. 11-2000